Exhibit 99.1

ZAIS Group Holdings, Inc. Reports Fourth Quarter and Full Year 2015 Results

RED BANK, N.J., March 10, 2016 /PRNewswire/ -- ZAIS Group Holdings, Inc. (NASDAQ: ZAIS) ("ZAIS"), today reported financial results for the three and twelve months ended December 31, 2015. ZAIS conducts substantially all of its operations through ZAIS Group, LLC ("ZAIS Group"). References to the "Company" herein refer to ZAIS, together with its consolidated subsidiaries and affiliates.

Michael F. Szymanski, Chief Executive Officer, said, "2015 was a difficult year in the markets, impacting our results. Looking forward, the structured credit market looks attractive to us given recent market volatility, and we will continue to invest in business development to capitalize on investor interest in our offerings and capabilities. On the expense front, we concluded that a planned expansion in our capabilities in the residential whole loan market will no longer be part of our strategy, and we identified additional expense reductions. We expect these initiatives will lead to improved results in 2016."

CONSOLIDATED GAAP RESULTS

The Company recorded GAAP net loss for the three months ended December 31, 2015 of $(11.8) million compared with GAAP net income of $8.0 million for the three months ended December 31, 2014. For the full year 2015, GAAP net loss was $(23.9) million compared with GAAP net income of $74.5 million for the full year of 2014. GAAP net income (loss) includes results of certain investment vehicles managed by ZAIS Group that are required to be consolidated under GAAP (the "Consolidated Funds of ZAIS Group"). In 2015 this impact for both the three and twelve months ended December 31, 2015 was $149 thousand and in 2014, this impact for the three and twelve months ended December 31, 2014 was $(21) thousand and $39.4 million, respectively. The Company recorded pre-tax GAAP net loss for the three months ended December 31, 2015 of $(7.5) million compared with pre-tax GAAP net income for the three months ended December 31, 2014 of $8.4 million. For the full year 2015, pre-tax GAAP net loss was $(23.7) million compared with pre-tax GAAP net income of $74.8 million for the full year of 2014. The Company has elected to implement ASU 2015-02 Consolidation (Topic 810): Amendments to the Consolidation Analysis ("ASU 2015-02") using the modified retrospective method, which results in an effective date of January 1, 2015, and will not require the restatement of prior period results. As a result, certain ZAIS Managed Entities which were required to be consolidated in periods prior to January 1, 2015 are no longer being consolidated. Accordingly, current period revenues and expenses on a consolidated basis will not be comparable to prior periods presented. ZAIS Group Parent, LLC ("ZGP"), a majority-owned consolidated subsidiary of ZAIS, is the sole member, and owns all of the equity, of ZAIS Group.

The consolidated financial statements include non-controlling interests of the members of ZGP other than ZAIS (the "ZGP Founder Members") which represent Class A Units of ZGP held by the ZGP Founder Members.

As of December 31, 2015, a portion of the proceeds of the business combination ZAIS completed in March 2015 (the "Business Combination") had been committed to expand existing business lines and, consequently, the Company's results for this quarterly period may not be representative of future financial results once the proceeds from the Business Combination are fully deployed. To provide ZAIS Group with the opportunity to continue to expand its corporate CLO business, up to $51 million of equity capital has been committed to a majority owned subsidiary of ZAIS Group which would allow the subsidiary to invest in ZAIS Group managed CLO vehicles and thereby satisfy the risk retention requirements for CLO managers under the Securities Exchange Act of 1934. As of December 31, 2015, $15.4 million had been contributed. ZAIS Group contributed an additional $5.1 million in January 2016.

In addition, we are conducting a strategic review of our business and fund activities with a view towards improving our profitability through organic growth, reduction in expenses, acquisitions, dispositions of assets or the sale or termination of product lines, including our residential whole loan activities, which are currently incurring losses or not otherwise meeting our expectations for contributing to our earnings. To date, we have concluded that a planned expansion in our capabilities in the residential whole loan market will no longer be a part of our future strategy, and we will be exiting those activities in an orderly fashion. In connection with this decision and to reduce expenses related to other infrastructure staffing, on March 8, 2016, the Company commenced a reduction in force which will result in a decrease of 22 employees of ZAIS Group. This includes six employees that will be departing over the next two months. This reduction will result in an annualized run rate savings of approximately $3.5 million in base compensation and benefits. We expect to record total severance charges in the amount of $628,000 during the six months ended June 30, 2016.

CONSOLIDATED NON-GAAP RESULTS

The Company recorded a net loss (excluding Consolidated Funds of ZAIS Group) for the three months ended December 31, 2015 of $(11.9) million, or $(0.68) per diluted weighted average Class A common share outstanding compared with a net income (excluding Consolidated Funds of ZAIS Group) of $8.1 million, or $1.15 per diluted weighted average Class A common share outstanding for the three months ended December 31, 2014. The Company recorded a net loss (excluding Consolidated Funds of ZAIS Group) for the twelve months ended December 31, 2015 of $(24.0) million, or $(1.37) per diluted weighted average Class A common share outstanding compared with a net income (excluding Consolidated Funds of ZAIS Group) of $35.0 million, or $4.47 per diluted weighted average Class A common share outstanding for the twelve months ended December 31, 2014. The Company's earnings per share for all periods prior to the Business Combination was calculated on the basis of 7,000,000 shares of common stock with reference to the equity interests of the ZGP Founder Members.

The decrease in the Company's net income (excluding Consolidated Funds of ZAIS Group) for both the three and twelve months ended December 31, 2015, was driven primarily by the liquidation of several private equity style funds in 2014 and 2015, and the reduced performance on ZAIS Group's hedge fund style funds in 2015, which resulted in a $31.1 million and $77.6 million decrease in incentive income for the three months and twelve months ended December 31, 2015 respectively; and a decrease in management fee income of $1.1 million and $12.5 million for the three months and twelve months ended December 31, 2015 respectively. The quarter ended December 31, 2015 was also impacted by a $2.7 million impairment charge taken on goodwill as a result of a decline in the fair value of ZAIS Group; and a $3.9 million increase in tax expense, primarily the result of a 100% valuation allowance on deferred tax assets, as the Company does not project taxable income in the next several years. There were no comparable US federal or local tax expenses in 2014. These decreases in net income (excluding Consolidated Funds of ZAIS Group) were partially offset by a decrease in expenses of $18.7 million and $35.2 million for the three months and twelve months ended December 31, 2015, respectively, primarily related to lower incentive compensation.

For the three months ended December 31, 2015, the Company reported negative Adjusted EBITDA of $(3.4) million, compared with positive Adjusted EBITDA of $14.8 million for the three months ended December 31, 2014. Adjusted EBITDA for the year ended December 31, 2015 was negative ($14.3) million, compared with Adjusted EBITDA of $41.1 million, for the same period in 2014.

Additionally, the Company had $5.3 million in gross undistributed, unrecognized incentive income across investment vehicles managed by ZAIS Group as of December 31, 2015. This income has not been recognized in net income (loss) under GAAP or other Non-GAAP measures of income (loss) and remains at risk and subject to reduction or elimination based on the investment performance of the related ZAIS Group managed investment vehicle until the contractual measurement period for incentive fees is reached.

Please see the discussion of "Non-GAAP Financial Measures", including the definitions of net income (loss) (excluding Consolidating Funds of ZAIS Group), Adjusted EBITDA, and reconciliations of such Non-GAAP financial measures to the respective GAAP net income (loss) and pre-tax GAAP net income (loss) measures for the periods discussed above at the end of this press release.

The Company's GAAP net income (loss) and other Non-GAAP measures of income (loss) may fluctuate materially depending upon the performance of investment vehicles managed by ZAIS Group as well as other factors. Accordingly, the GAAP net income (loss) and other Non-GAAP measures of income (loss) in any particular period should not be expected to be indicative of future results.

LIQUIDITY & CAPITAL RESOURCES

As of December 31, 2015, the Company had cash and cash equivalents of $44.4 million and debt obligations of $1.3 million.

INVESTOR CONFERENCE CALL

Management will host a conference call today, March 10, 2016, at 10:00 a.m. Eastern time to review the Company's financial results. The number to call for this interactive teleconference is (412) 317-0790.

A replay of the conference call will be available through Thursday, March 17, 2016, by dialing (412) 317-0088 and entering the confirmation number, 10081798.

The live broadcast of the ZAIS quarterly conference call will also be available online at ZAIS's website, www.zaisgroupholdings.com on Thursday, March 10, 2016, beginning at 10:00 a.m. Eastern time. The online replay will follow shortly after the call and will be available for approximately one year.

FOURTH QUARTER 2015 SUPPLEMENTAL INFORMATION

The Company's Fourth Quarter 2015 Supplemental Information – December 31, 2015, is available on ZAIS's website at www.zaisgroupholdings.com. To access the presentation, go to the "ZAIS Shareholders" section of the website.

USE OF NON-GAAP FINANCIAL INFORMATION

In addition to the results presented in accordance with generally accepted accounting principles ("GAAP"), this press release includes certain non-GAAP financial information, including net income (loss) (excluding Consolidated Funds of ZAIS Group) and Adjusted EBITDA (and per share measures). Net income (loss) (excluding Consolidated Funds of ZAIS Group) is a non-GAAP financial measure that the Company defines as GAAP net income (loss) excluding the consolidating effects of the Consolidated Funds of ZAIS Group. Adjusted EBITDA is a non-GAAP financial measure that the Company defines as GAAP net income (loss), excluding consolidating effects of Consolidated Funds of ZAIS Group, compensation expense related to a portion of net operating income of ZAIS Group payable to certain employees of ZAIS Group, compensation expense related to incentive income in the form of percentage interests being recorded before related incentive income is recognized, equity-based compensation, severance, taxes, interest expense, depreciation and amortization expenses, goodwill impairment, foreign currency and certain other non-cash and non-operating items.

The Company believes that providing investors with this non-GAAP financial information, in addition to the related GAAP measures, gives investors greater transparency to the information used by management in its financial and operational decision-making. However, because net income (loss) (excluding Consolidated Funds of ZAIS Group) and Adjusted EBITDA are incomplete measures of the Company's financial performance and involve differences from net income (loss) computed in accordance with GAAP, they should be considered along with, but not as alternatives to, the Company's net income (loss) computed in accordance with GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of net income (loss) (excluding Consolidated Funds of ZAIS Group) and Adjusted EBITDA may not be comparable to other similarly-titled measures of other companies.

The following table presents the reconciliation of the Company's GAAP net income (loss) to its non-GAAP financial measure of net income (loss) (excluding Consolidated Funds of ZAIS Group) for the periods presented in this Earnings Release.

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
	(Dollars in thousands)
Consolidated net income (loss), net of tax (GAAP Net Income (Loss))	$(11,771)	$8,032	$(23,862)	$74,451
Addback: Elimination of Management fee income	—	1,095	—	9,777
Addback: Elimination of Incentive income	—	8,062	—	18,862
Addback: Elimination of Other revenues	—	2	—	50
Addback: Elimination of net gain (loss) on investments	154	9	154	1,474
Less: Income of Consolidated Funds	—	(43,830)	—	(131,940)
Addback: Expenses of Consolidated Funds	206	12,036	206	111,900
Net (gain) loss on Consolidated Funds' investments	(509)	22,647	(509)	(49,530)
Net income (loss) (excluding Consolidated Funds of ZAIS Group) – Non-GAAP	$(11,920)	$8,053	$(24,011)	$35,044

The following tables present the reconciliations of the Company's GAAP pre-tax consolidated net income (loss) to its non-GAAP financial measures and Adjusted EBITDA for the periods presented in this Earnings Release.

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
	(Dollars in thousands)
Adjusted EBITDA - Non GAAP
Pre-tax Consolidated Net Income (loss) (GAAP pre-tax net income (loss))	$(7,504)	$8,394	$(23,707)	$74,832
Addback: Elimination of Management fee income	—	1,095	—	9,777
Addback: Elimination of Incentive income	—	8,062	—	18,862
Addback: Elimination of Other revenues	—	2	—	50
Addback: Elimination of Net gain (loss) on investments	154	9	154	1,474
Less: Income of Consolidated Funds	—	(43,830)	—	(131,940)
Addback: Expenses of Consolidated Funds	206	12,036	206	111,900
Net (gain) loss on Consolidated Funds' investments	(509)	22,647	(509)	(49,530)
Addback: Compensation attributable to Income Unit Plan	—	6,189	198	12,414
Addback: Compensation attributable to equity compensation	1,574	—	4,862	—
Addback: Severance costs	29	107	1,116	537
Addback: Impairment of Goodwill	2,655	—	2,655	—
Reclassification of incentive compensation	(33)	(25)	(33)	(7,689)
Addback: Depreciation and amortization	77	102	730	460
Adjusted EBITDA – Non-GAAP	$(3,351)	$14,788	$(14,328)	$41,147

ZAIS GROUP HOLDINGS, INC. AND SUBSIDIARIES

Consolidated Statements of Financial Condition
(Dollars in thousands)

	December 31, 2015	December 31, 2014
	(Unaudited)
Assets
Cash and cash equivalents	$44,351	$7,664
Income and fees receivable	2,529	4,283
Investments, at fair value	8,169	—
Investments in affiliates, at fair value	5,242	104
Due from related parties	748	648
Fixed assets, net	544	1,091
Prepaid expenses	776	1,543
Goodwill	—	2,655
Other assets	310	655
Assets of Consolidated Funds
Cash and cash equivalents	33	94,212
Restricted cash	—	30,265
Investments, at fair value	30,509	1,126,737
Investments in affiliated securities, at fair value	—	31,457
Derivative assets, at fair value	—	6,648
Other assets	—	11,577
Total Assets	$93,211	$1,319,539

Liabilities, Redeemable Non-controlling Interests and Equity
Liabilities
Notes payable	$1,255	$—
Compensation payable	3,575	6,094
Due to related parties	175	32
Fees payable	756	1,315
Other liabilities	1,546	1,735
Liabilities of Consolidated Funds
Notes payable of consolidated CDOs, at fair value	—	749,719
Securities sold, not yet purchased	—	19,308
Derivative liabilities, at fair value	—	5,785
Due to broker	—	21,047
Other liabilities	101	32,863
Total Liabilities	7,408	837,898

Commitments and Contingencies

Redeemable Non-controlling Interests	—	452,925

Equity
Preferred Stock, $0.0001 par value; 2,000,000 shares authorized; 0 shares issued and outstanding.	—	—
Class A Common Stock, $0.0001 par value; 180,000,000 shares authorized; 13,870,917 and 0 shares issued and outstanding at December 31, 2015 and December 31, 2014, respectively.	1	1
Class B Common Stock, $0.000001 par value; 20,000,000 shares authorized; 20,000,000 and 0 shares issued and outstanding at December 31, 2015 and December 31, 2014, respectively.	—	—
Additional paid-in capital	60,817	—
Retained earnings (Accumulated deficit)	(13,805)	18,189
Accumulated other comprehensive income (loss)	158	186
Total stockholders' equity, ZAIS Group Holdings, Inc.	47,171	18,376
Non-controlling interests in ZAIS Group Parent, LLC	23,716	—
Non-controlling interests in Consolidated Funds	14,916	10,340
Total Equity	85,803	28,716
Total Liabilities, Redeemable Non-controlling Interests and Equity	$93,211	$1,319,539

ZAIS GROUP HOLDINGS, INC. AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income (Loss) (Unaudited)
(Dollars in thousands)

	Three Months Ended December 31, 2015		Three Months Ended December 31, 2014		Year Ended December 31, 2015		Year Ended December 31, 2014
Revenues
Management fee income	$3,793		$3,785		$15,802		$18,561
Incentive income	1,140		24,146		7,131		65,889
Other revenues	80		27		298		481
Income of Consolidated Funds	—		43,830		—		131,940
Total Revenues	5,013		71,788		23,231		216,871
Expenses
Compensation and benefits	6,552		24,179		26,971		61,779
General, administrative and other	3,593		4,640		17,064		17,726
Depreciation and amortization	77		102		730		460
Expenses of Consolidated Funds	206		11,999		206		111,900
Total Expenses	10,428		40,920		44,971		191,865
Other income (loss)
Net gain (loss) on investments	(2)		81		32		40
Other income (expense)	59		92		147		256
Impairment loss on goodwill	(2,655)		—		(2,655)		—
Net gains (losses) of Consolidated Funds' investments	509		(22,647)		509		49,530
Total Other Income (Loss)	(2,089)		(22,474)		(1,967)		49,826
Income (loss) before income taxes	(7,504)		8,394		(23,707)		74,832
Income tax (benefit) expense	4,267		362		155		381
Consolidated net income (loss), net of tax	(11,771)		8,032		(23,862)		74,451
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustment	(85)		(1,252)		238		(622)
Total Comprehensive Income (Loss)	$(11,856)		$6,780		$(23,624)		$73,829
Allocation of Consolidated Net Income (Loss), net of tax
Redeemable non-controlling interests	$—		$(395)		$—		$41,040
Non-controlling interests in Consolidated Funds	149		375		149		2,101
Stockholders' equity, ZAIS Group Holdings, Inc.	(9,468)		—		(13,805)		—

Non-controlling interests in ZAIS Group Parent, LLC	(2,452)		8,052	(1)	(10,206)		31,310	(1)
	$(11,771)		$8,032		$(23,862)		$74,451
Allocation of Total Comprehensive Income (Loss)
Redeemable non-controlling interests	$—		$(395)		$—		$41,014
Non-controlling interests in Consolidated Funds	149		375		149		2,101
Stockholders' equity, ZAIS Group Holdings, Inc.	(9,525)		—		(13,647)		—

Non-controlling interests in ZAIS Group Parent, LLC	(2,480)		6,800		(10,126)		30,714
	$(11,856)		$6,780		$(23,624)		$73,829

Consolidated Net Income (Loss), net of tax per Class A common share applicable to ZAIS Group Holdings, Inc. – Basic	$(0.68)		$1.15		$(1.26)		$4.47

Consolidated Net Income (Loss), net of tax per Class A common share applicable to ZAIS Group Holdings, Inc. – Diluted	$(0.68)		$1.15		$(1.37)		$4.47

Weighted average shares of Class A common stock outstanding:
Basic	13,870,917		7,000,000	(3)	10,982,726	(4)	7,000,000	(3)
Diluted	20,870,917	(2)	7,000,000		17,982,726	(2) (4)	7,000,000

(1)	Amount represents the allocation to controlling interests in ZAIS Group Parent, LLC for all periods prior to the Business Combination.

(2)

Number of diluted shares outstanding for periods after the Business Combination takes into account non-controlling interests in ZAIS Group Parent, LLC that may be exchanged for Class A common stock under certain circumstances.

(3)	Represents 100% ownership of ZAIS Group prior to the Business Combination.

(4)	Pro-rated based on the portion of the period preceding and following the Business Combination.

The following supplemental financial information illustrates the consolidating effects of the Consolidated Funds of ZAIS Group on the Company's financial position at December 31, 2015 and December 31, 2014, and results of operations for the three months and years ended December 31, 2015 and December 31, 2014:

	December 31, 2015
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in thousands )
Assets
Cash and cash equivalents	$44,351	$—	$—	$44,351
Income and fees receivable	2,529	—	—	2,529
Investments, at fair value	8,169	—	—	8,169
Investments in affiliates, at fair value	20,767	—	(15,525)	5,242
Due from related parties	748	—	—	748
Fixed assets, net	544	—	—	544
Prepaid expenses	776	—	—	776
Other assets	310	—	—	310
Assets of Consolidated Funds
Cash and cash equivalents	—	33	—	33
Investments, at fair value	—	30,509	—	30,509
Total Assets	$78,194	$30,542	$(15,525)	$93,211
Liabilities, Redeemable Non-controlling Interests and Equity
Liabilities
Notes payable	$1,255	$—	$—	$1,255
Compensation payable	3,575	—	—	3,575
Due to related parties	175	—	—	175
Fees payable	756	—	—	756
Other liabilities	1,546	—	—	1,546
Liabilities of Consolidated Funds
Other liabilities	—	101	—	101
Total Liabilities	7,307	101	—	7,408

Commitments and Contingencies

Equity
Class A Common Stock	1	—	—	1
Class B Common Stock	—	—	—	—
Additional paid-in-capital	60,817	—	—	60,817
Retained earnings (Accumulated deficit)	(13,805)	—	—	(13,805)
Accumulated other comprehensive income (loss)	158	—	—	158
Total stockholders' equity, ZAIS Group Holdings, Inc.	47,171	—	—	47,171
Non-controlling interests in ZAIS Group Parent, LLC	23,716	—	—	23,716
Non-controlling interests in Consolidated Funds	—	30,441	(15,525)	14,916
Total Equity	70,887	30,441	(15,525)	85,803
Total Liabilities, Redeemable Non-controlling Interests and Equity	$78,194	$30,542	$(15,525)	$93,211

	December 31, 2014
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in thousands )
Assets
Cash and cash equivalents	$7,664	$—	$—	$7,664
Income and fees receivable	11,223	—	(6,940)	4,283
Investments in affiliates, at fair value	1,752	—	(1,648)	104
Due from related parties	968	—	(320)	648
Fixed assets, net	1,091	—	—	1,091
Prepaid expenses	1,543	—	—	1,543
Goodwill	2,655	—	—	2,655
Other assets	655	—	—	655
Assets of Consolidated Funds
Cash and cash equivalents	—	94,212	—	94,212
Restricted cash	—	30,265	—	30,265
Investments, at fair value	—	1,126,737	—	1,126,737
Investments in affiliated securities, at fair value	—	66,219	(34,762)	31,457
Derivative assets, at fair value	—	6,648	—	6,648
Other assets	—	11,599	(22)	11,577
Total Assets	$27,551	$1,335,680	$(43,692)	$1,319,539

Liabilities, Redeemable Non-controlling Interests and Equity
Liabilities
Compensation payable	$6,094	$—	$—	$6,094
Due to related parties	32	—	—	32
Fees payable	1,315	—	—	1,315
Other liabilities	1,735	—	—	1,735
Liabilities of Consolidated Funds
Notes payable of consolidated CDOs, at fair value	—	784,481	(34,762)	749,719
Securities sold, not yet purchased	—	19,308	—	19,308
Derivative liabilities, at fair value	—	5,785	—	5,785
Due to broker	—	21,047	—	21,047
Other liabilities	—	40,144	(7,281)	32,863
Total Liabilities	9,176	870,765	(42,043)	837,898

Commitments and Contingencies

Redeemable Non-controlling Interests	—	452,925	—	452,925

Equity
Class A Common Stock	1	—	—	1
Class B Common Stock	—	—	—	—
Additional paid-in-capital	—	—	—	—
Retained earnings (Accumulated deficit)	18,188	1,650	(1,649)	18,189
Accumulated other comprehensive income (loss)	186	—	—	186
Total stockholders' equity, ZAIS Group Holdings, Inc.	18,375	1,650	(1,649)	18,376
Non-controlling interests in ZAIS Group Parent, LLC	—	—	—	—
Non-controlling interests in Consolidated Funds	—	10,340	—	10,340
Total Equity	18,375	11,990	(1,649)	28,716
Total Liabilities, Redeemable Non-controlling Interests and Equity	$27,551	$1,335,680	$(43,692)	$1,319,539

	Three months Ended December 31, 2015
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in Thousands )
Revenues
Management fee income	$3,793	$—	$—	$3,793
Incentive income	1,140	—	—	1,140
Other revenues	80	—	—	80
Income of Consolidated Funds	—	—	—	—
Total Revenues	5,013	—	—	5,013
Expenses
Compensation and benefits	6,552	—	—	6,552
General, administrative and other	3,593	—	—	3,593
Depreciation and amortization	77	—	—	77
Expenses of Consolidated Funds	—	206	—	206
Total Expenses	10,222	206	—	10,428
Other Income (loss)
Net gain (loss) on investments	152	—	(154)	(2)
Other income (expense)	59	—	—	59
Impairment loss on goodwill	(2,655)	—	—	(2,655)
Net gains (losses) of Consolidated Funds' investments	—	509	—	509
Total Other Income (Loss)	(2,444)	509	(154)	(2,089)
Income (loss) before income taxes	(7,653)	303	(154)	(7,504)
Income tax (benefit) expense	4,267	—	—	4,267
Consolidated net income (loss) , net of tax	(11,920)	303	(154)	(11,771)
Other Comprehensive Income (Loss), net of tax
Foreign currency translation adjustment	(85)	—	—	(85)
Total Comprehensive Income (Loss)	$(12,005)	$303	$(154)	$(11,856)

	Three months Ended December 31, 2014
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in Thousands )
Revenues
Management fee income	$4,917	$—	$(1,132)	$3,785
Incentive income	32,208	—	(8,062)	24,146
Other revenues	29	—	(2)	27
Income of Consolidated Funds	—	66,201	(22,371)	43,830
Total Revenues	37,154	66,201	(31,567)	71,788
Expenses
Compensation and benefits	24,179	—	—	24,179
General, administrative and other	4,640	—	—	4,640
Depreciation and amortization	102	—	—	102
Expenses of Consolidated Funds	—	18,574	(6,575)	11,999
Total Expenses	28,921	18,574	(6,575)	40,920
Other Income (loss)
Net gain (loss) on investments	90	—	(9)	81
Other income (expense)	92	—	—	92
Net gains (losses) of Consolidated Funds' investments	—	(41,870)	19,223	(22,647)
Total Other Income (Loss)	182	(41,870)	19,214	(22,474)
Income (loss) before income taxes	8,415	5,757	(5,778)	8,394
Income tax (benefit) expense	362	—	—	362
Consolidated net income (loss), net of tax	8,053	5,757	(5,778)	8,032
Other Comprehensive Income (Loss), net of tax
Foreign currency translation adjustment	(1,252)	—	—	(1,252)
Total Comprehensive Income (Loss)	$6,801	$5,757	$(5,778)	$6,780

	Year Ended December 31, 2015
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in Thousands )
Revenues
Management fee income	$15,802	$—	$—	$15,802
Incentive income	7,131	—	—	7,131
Other revenues	298	—	—	298
Income of Consolidated Funds	—	—	—	—
Total Revenues	23,231	—	—	23,231
Expenses
Compensation and benefits	26,971	—	—	26,971
General, administrative and other	17,064	—	—	17,064
Depreciation and amortization	730	—	—	730
Expenses of Consolidated Funds	—	206	—	206
Total Expenses	44,765	206	—	44,971
Other Income (loss)
Net gain (loss) on investments	186	—	(154)	32
Other income (expense)	147	—	—	147
Impairment loss on goodwill	(2,655)	—	—	(2,655)
Net gains (losses) of Consolidated Funds' investments	—	509	—	509
Total Other Income (Loss)	(2,322)	509	(154)	1,967
Income (loss) before income taxes	(23,856)	303	(154)	(23,707)
Income tax (benefit) expense	155	—	—	155
Consolidated net income (loss), net of tax	(24,011)	303	(154)	(23,862)
Other Comprehensive Income (Loss), net of tax
Foreign currency translation adjustment	238	—	—	238
Total Comprehensive Income (Loss)	$(23,773)	$303	$(154)	$(23,624)

	Year Ended December 31, 2014
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in Thousands )
Revenues
Management fee income	$28,338	$—	$(9,777)	$18,561
Incentive income	84,751	—	(18,862)	65,889
Other revenues	531	—	(50)	481
Income of Consolidated Funds	—	143,556	(11,616)	131,940
Total Revenues	113,620	143,556	(40,305)	216,871
Expenses
Compensation and benefits	61,779	—	—	61,779
General, administrative and other	17,726	—	—	17,726
Depreciation and amortization	460	—	—	460
Expenses of Consolidated Funds	—	153,040	(41,140)	111,900
Total Expenses	79,965	153,040	(41,140)	191,865
Other Income (loss)
Net gain (loss) on investments	1,514	—	(1,474)	40
Other income (expense)	256	—	—	256
Net gains (losses) of Consolidated Funds' investments	—	50,634	(1,104)	49,530
Total Other Income (Loss)	1,770	50,634	(2,578)	49,826
Income (loss) before income taxes	35,425	41,150	(1,743)	74,832
Income tax (benefit) expense	381	—	—	381
Consolidated net income (loss), net of tax	35,044	41,150	(1,743)	74,451
Other Comprehensive Income (Loss), net of tax
Foreign currency translation adjustment	(622)	—	—	(622)
Total Comprehensive Income (Loss)	$34,422	$41,150	$(1,743)	$73,829

ABOUT ZAIS GROUP HOLDINGS, INC.

ZAIS (NASDAQ: ZAIS) owns a majority interest in, and is the managing member of ZGP. ZGP is the sole member of ZAIS Group, an investment advisory and asset management firm focused on specialized credit strategies with approximately $4.157 billion of assets under management as of December 31, 2015. Based in Red Bank, New Jersey with operations in London, ZAIS Group employs professionals across investment management, client relations, information technology, analytics, finance, law, compliance, risk management and operations. To learn more, visit www.zaisgroupholdings.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are generally identified by the use of words such as "outlook," "believe," "expect," "potential," "continue," "may," "will," "should," "could," "would," "seek," "approximately," "predict," "intend," "plan," "estimate," "anticipate," "opportunity," "pipeline," "comfortable," "assume," "remain," "maintain," "sustain," "achieve" or the negative version of those words or other comparable words. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to: the inability of the Company to realize the benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and retain its management and key employees; the ability to rationalize our expense structure and specifically to exit the residential whole loan related businesses in an orderly fashion, or at all; the outcome of any legal proceedings that may be instituted against the Company or others following completion of the Business Combination; the inability to continue to be listed on the NASDAQ Stock Market; the risk that the Business Combination disrupts current plans and operations of the Company; costs related to the Business Combination; changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; the relative and absolute investment performance of advised or sponsored investment products; the availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; conditions in the market for mortgage-related investments; the impact of capital improvement projects; the impact of future acquisitions or divestitures; the impact, extent and timing of technological changes and the adequacy of intellectual property protection; the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to the Company; terrorist activities and international hostilities, which may adversely affect the general economy, financial and capital markets, specific industries, and the Company; the ability to attract and retain highly talented professionals; the impact of changes to tax legislation and, generally, the tax position of the Company; legislative and regulatory changes that could adversely affect the business of the Company; and other factors, including those set forth in the Risk Factors section of the Company's Annual Report on Form 10-K filed on March 10, 2016 and other reports filed by the Company with the Securities and Exchange Commission (the "SEC"), copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

CONTACT: ZAIS Investor Relations, 732-450-7440